Exhibit 99.1

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 31, 2015, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of October 16, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as provided herein, and the Administrative Agent and the Required Lenders have agreed to do so on and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definition. Section 1.1 of the Credit Agreement shall be and it hereby is amended by adding the following definition thereto in alphabetical order:

“Interim PV-9 Report” shall mean a report prepared by or under the supervision of the Borrower’s chief engineer, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the PV-9 for the Proved Reserves attributable to the Borrowing Base Properties of the Borrower and the Credit Parties, as of the immediately preceding June 30.

1.2 Reserve Reports and Interim PV-9 Reports. Section 9.13 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

9.13 Reserve Reports and Interim PV-9 Reports.

(a) On or before April 1st of each year, commencing April 1, 2015, the Borrower shall furnish to the Administrative Agent a Reserve Report evaluating, as of the immediately preceding December 31st, the Proved Reserves of the Borrower and the Credit Parties located within the geographic boundaries of the United States of America (or the Outer Continental Shelf adjacent to the United States of America) that the Borrower desires to have included in any calculation of the Borrowing Base. Each Reserve Report as of December 31 shall be prepared, at the Borrower’s election, (i) by or under the supervision of the chief engineer of the Borrower and audited by one or more Approved Petroleum Engineers; provided, that so long as such audit covers at least 85% of the total value of Proved Reserves set forth in such Reserve Report, the remaining value may be covered by a report prepared by or under the supervision of the chief engineer of the Borrower or (ii) by one or more Approved Petroleum Engineers; provided, so long as such report covers at least 85% of the total value of Proved Reserves set forth in such Reserve Report, the remaining value may be covered by a report prepared by or under the supervision of the chief engineer of the Borrower.

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(b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent a Reserve Report prepared by one or more Approved Petroleum Engineers or by or under the supervision of the chief engineer of the Borrower or by the Borrower. For any Interim Redetermination pursuant to Section 2.14(b), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent, as soon as possible, but in any event no later than 30 days, in the case of any Interim Redetermination requested by the Borrower or 45 days, in the case of any Interim Redetermination requested by the Administrative Agent or the Lenders, following the receipt of such request.

(c) On or before October 1st of each year, commencing October 1, 2015, the Borrower shall furnish to the Administrative Agent an Interim PV-9 Report evaluating, as of the immediately preceding June 30th, the Proved Reserves of the Borrower and the Credit Parties located within the geographic boundaries of the United States of America (or the Outer Continental Shelf adjacent to the United States of America).

(d) Notwithstanding anything in this Agreement to the contrary, during any Investment Grade Period, the Borrower will not be required to comply with clauses (a), (b) and (c) of this Section 9.13 so long as the Borrower has both (i) a Rating from Moody’s of Baa3 or better and (ii) a Rating from S&P of BBB- or better.

1.3 Financial Performance Covenants. Section 10.11 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

10.11 Financial Performance Covenants.

(a) Consolidated Funded Debt to Consolidated EBITDAX Ratio. If as of the last day of any Test Period ending during any Investment Grade Period the Borrower has both (i) a Rating from Moody’s of Baa3 or better and (ii) a Rating from S&P of BBB- or better, the Borrower will not permit the Consolidated Funded Debt to Consolidated EBITDAX Ratio as of such date to be greater than 4.25 to 1.00.

(b) Current Ratio. The Borrower will not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities as of the last day of any Test Period to be less than 1.00 to 1.00.

(c) Asset Coverage Test. If as of the last day of any Test Period either (i) an Investment Grade Period is not in effect or (ii) the Borrower does not have both (A) a Rating from Moody’s of Baa3 or better and (B) a Rating from S&P of BBB- or better, the Borrower will not permit the ratio of the PV-9 of its and its Restricted Subsidiaries’ Oil and Gas Properties reflected in the most recently delivered Reserve Report or Interim PV-9 Report to Consolidated Funded Debt as of such date to be less than 1.50 to 1.00; provided that, for the purposes of this Section 10.11(c), no more than 35% of the Borrower’s and its Restricted Subsidiaries’ Oil and Gas Properties may be attributable to Proved Reserves that are not then categorized as Proved Developed Producing Reserves.

(d) Interest Coverage Ratio. If as of the last day of any Test Period either (i) an Investment Grade Period is not in effect or (ii) the Borrower does not have both (A) a Rating from Moody’s of Baa3 or better and (B) a Rating from S&P of BBB- or better, the Borrower will not permit the ratio of Consolidated EBITDAX to Consolidated Interest Charges paid in cash for such period as of such date to be less than 2.50 to 1.00.

SECTION 2. Redetermined Borrowing Base. This Amendment shall constitute notice of a Scheduled Redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement, and the Administrative Agent, the Required Lenders and the Borrower hereby acknowledge that effective as of the date hereof, the Borrowing Base shall be reaffirmed at $3,000,000,000 and such redetermined Borrowing Base shall remain in effect until the earlier of (a) the next redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement or (b) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower and the Required Lenders agree that the redetermination of the Borrowing Base provided for in this Section 2 shall be the redetermination of the Borrowing Base scheduled to occur on May 1, 2015 and shall not be construed or deemed to be an Interim Redetermination for purposes of Section 2.14 of the Credit Agreement.

SECTION 3. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the reaffirmation of the Borrowing Base contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

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3.1 Execution and Delivery. The Borrower, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

3.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties of the Borrower. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of the Borrower contained in the Credit Agreement and in each of the other Credit Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they shall be true and correct as of such earlier date).

4.2 Corporate Power and Authority; Enforceability. The Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. The Borrower has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

4.3 No Violation. None of the execution, delivery or performance by the Borrower of this Amendment or the compliance with the terms and provisions thereof will (a) contravene any material applicable provision of any material Requirement of Law, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower (other than Liens created under the Credit Documents) pursuant to the terms of any Contractual Requirement except to the extent such breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of the Borrower.

4.4 No Default. As of the date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Credit Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower under the Credit Agreement and the other Credit Documents or the Liens securing the payment and performance thereof.

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5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart to this Amendment by facsimile or other electronic means shall be effective as delivery of manually executed counterparts of this Amendment.

5.4 Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

5.8 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.9 Reference to and Effect on the Credit Documents.

(a) This Amendment shall be deemed to constitute a Credit Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Credit Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

[Remainder of Page Intentionally Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

RANGE RESOURCES CORPORATION, as the Borrower

By:	/s/ MARK SCUCCHI
Name:	Mark Scucchi
Title:	Vice President-Finance

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ MICHAEL A. KAMAUF
	Name:	Michael A. Kamauf
	Title:	Authorized Officer

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ RONALD E. MCKAIG
	Name:	Ronald E. McKaig
	Title:	Managing Director

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ KRISTAN SPIVEY
	Name:	Kristan Spivey
	Title:	Authorized Signatory

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BANK OF MONTREAL, as a Lender

By:	/s/ JAMES V. DUCOTE
	Name:	James V. Ducote
	Title:	Managing Director

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CAPITAL ONE, N.A., as a Lender

By:	/s/ NANCY M. MAK
	Name:	Nancy M. Mak
	Title:	Senior Vice President

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ TRUDY NELSON
	Name:	Trudy Nelson
	Title:	Authorized Signatory

By:	/s/ WILLIAM M. REID
	Name:	William M. Reid
	Title:	Authorized Signatory

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CITIBANK, N.A., as a Lender

By:	/s/ PHILLIP BALLARD
	Name:	Phillip Ballard
	Title:	Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ MICHAEL WILLIS
	Name:	Michael Willis
	Title:	Managing Director

By:	/s/ SHARADA MANNE
	Name:	Sharada Manne
	Title:	Managing Director

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MUFG UNION BANK, N.A., as a Lender

By:	/s/ RACHEL BOWMAN
	Name:	Rachel Bowman
	Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ HEATHER HAN
	Name:	Heather Han
	Title:	Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ BRANDON KAST
	Name:	Brandon Kast
	Title:	Vice President

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BARCLAYS BANK PLC, as a Lender

By:	/s/ MAY HUANG
	Name:	May Huang
	Title:	Assistant Vice President

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COMPASS BANK, as a Lender

By:	/s/ BLAKE KIRSHMAN
	Name:	Blake Kirshman
	Title:	Senior Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ NUPUR KUMAR
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ KARIM RAHIMTOOLA
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ LAURESLINE DE LICHANA
	Name:	Lauresline De Lichana
	Title:	Vice President

By:	/s/ DAVID GERAGHTY
	Name:	David Geraghty
	Title:	Assistant Vice President

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ GEORGE E. MCKEAN
	Name:	George E. McKean
	Title:	Senior Vice President

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NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ LOUIS P. LAVILLE, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

By:	/s/ STUART MURRAY
	Name:	Stuart Murray
	Title:	Managing Director

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SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ MAX SONNONSTINE
	Name:	Max Sonnonstine
	Title:	Director

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SUNTRUST BANK, as a Lender

By:	/s/ YANN PIRIO
	Name:	Yann Pirio
	Title:	Managing Director

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AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ H. BROCK HUDSON
	Name:	H. Brock Hudson
	Title:	Senior Vice President

By:	/s/ JOHN N. MOFFITT
	Name:	John N. Moffitt
	Title:	Assistant Vice President

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BOKF, NA DBA BANK OF TEXAS, as a Lender

By:	/s/ COLIN WATSON
	Name:	Colin Watson
	Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ PARUL JUNE
	Name:	Parul June
	Title:	Vice President

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BNP PARIBAS, as a Lender

By:	/s/ SCOTT JOYCE
	Name:	Scott Joyce
	Title:	Managing Director

By:	/s/ JULIEN PECOUD-BOUVET
	Name:	Julien Pecoud-Bouvet
	Title:	Vice President

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COMERICA BANK, as a Lender

By:	/s/ BRANDON M. WHITE
	Name:	Brandon M. White
	Title:	Vice President

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COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:	/s/ SANJAY REMOND
	Name:	Sanjay Remond
	Title:	Director

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FROST BANK, as a Lender

By:	/s/ DAVID J. MOOR
	Name:	David J. Moor
	Title:	Assistant Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ JONATHAN LUCHANSKY
	Name:	Jonathan Luchansky
	Title:	Vice President

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SANTANDER BANK N.A., as a Lender

By:	/s/ AIDAN LANIGAN
	Name:	Aidan Lanigan
	Title:	Senior Vice President

By:	/s/ ALEX LURYE
	Name:	Alex Lurye
	Title:	Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ MARK SPARROW
	Name:	Mark Sparrow
	Title:	Director

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CONSENT AND REAFFIRMATION

The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Fifth Amended and Restated Credit Agreement (the “First Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to the Secured Parties pursuant to the terms of its Guarantee in favor of the Administrative Agent for the benefit of the Secured Parties or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guarantee and such Liens are and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this First Amendment.

GUARANTORS:

RANGE ENERGY SERVICES COMPANY, LLC

ENERGY ASSETS OPERATING COMPANY, LLC

RANGE RESOURCES–PINE MOUNTAIN, INC.

RANGE RESOURCES – APPALACHIA, LLC

RANGE PRODUCTION COMPANY, LLC

RANGE RESOURCES–MIDCONTINENT, LLC

By:	/s/ MARK SCUCCHI

Name:	Mark Scucchi

Title:	Vice President-Finance of all of the foregoing Guarantors

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